HAEMONETICS CORPORATION

                    Notice of Annual Meeting of Stockholders

                                 July 18, 1997


To the Stockholders:

      The Annual Meeting of the Stockholders of Haemonetics Corporation will be held on Friday, July 18, 1997 at 9:00 a.m. at the Boston Harbor Hotel, Boston, Massachusetts for the following purposes:

      1. To elect two Directors to serve for a term of three years and until their successors shall be elected and qualified, as more fully described in the accompanying Proxy Statement.

      2. To approve an amendment to the Company's 1992 Long-Term Incentive Plan as described in the accompanying Proxy Statement.

      3. To ratify the selection by the Board of Directors of Arthur Andersen LLP as independent public accountants for the current fiscal year.

      4. To consider and act upon any other business which may properly come before the meeting.

      The Board of Directors has fixed the close of business on May 22, 1997 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

      PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                                       By Order of the Board of Directors


                                       /s/ ALICIA R. LOPEZ
                                       Alicia R. Lopez
                                       Clerk

Braintree, Massachusetts
June 6, 1997



                            HAEMONETICS CORPORATION

                                PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Haemonetics Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Friday, July 18, 1997, at the time and place set forth in the notice of meeting, and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is June 6, 1997.

      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, the proxy will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting or by giving written notice of revocation to the Clerk of the Company at any time before the proxy is exercised.

      The holders of a majority in interest of all Common Stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the Meeting in order to constitute a quorum for transaction of business. The election of the nominees for Director will be decided by plurality vote. The affirmative vote of the holders of at least a majority of the shares of Common Stock voting in person or by proxy at the meeting is required to approve the other matters listed in the notice of meeting. Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" have the same effect as votes against proposals presented to stockholders other than election of directors. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

      The Company will bear the cost of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph or in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

      The Company's principal executive offices are located at 400 Wood Road, Braintree, Massachusetts 02184-9114, telephone number (617) 848-7100.


                       RECORD DATE AND VOTING SECURITIES

      Only stockholders of record at the close of business on May 22, 1997 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 26,798,219 shares of Common Stock with a par value of $.01 per share. Each outstanding share entitles the record holder to one vote.


                             ELECTION OF DIRECTORS

      Pursuant to the Articles of Organization of the Company, the Board of Directors is divided into three classes, with each class being as nearly equal in number as possible. One class is elected each year for a term of three years. Sir Stuart Burgess and Jerry E. Robertson are currently serving in the class of directors whose terms expire at this Annual Meeting. It is proposed that Sir Stuart and Mr. Robertson be elected to serve terms of three years, and in each case until their successors shall be duly elected and qualified or until their death, resignation or removal. The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the nominees named below. If any such nominees should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitutes as management may recommend. Should management not recommend a substitute for any nominee, the proxy will be voted for the election of the remaining nominees. The nominees are not related to each other or to any executive officer of the Company or its subsidiaries.

                                               Year First
                                                Elected a         Position with the Company or Principal
               Name                     Age     Director          Occupation During the Past Five Years
               ----                     ---    ----------      --------------------------------------------

Nominated for a term ending in 2000:

Sir Stuart Burgess...................   68        1992         Chairman  of  Anglia & Oxford  Region of the
                                                               U.K. National Health Service and Chairman of
                                                               Finsbury Worldwide Pharmaceutical Trust PLC,
                                                               an investment trust specializing in the
                                                               pharmaceutical industry. From 1993 to 1997,
                                                               Director of Anagen PLC and from 1990 to
                                                               1996, Director Immuno UK Ltd. From 1979 to
                                                               1989, Chief Executive Officer, and from 1973
                                                               to 1989 director of Amersham International
                                                               plc, a world leader in nuclear medicine.

Jerry E. Robertson, Ph.D.............   64        1993         Retired. From 1984 to 1994, Executive Vice
                                                               President, 3M Life Sciences Sector and
                                                               Corporate Services. Minnesota Mining and
                                                               Manufacturing (3M) is a worldwide producer
                                                               of a diverse variety of industrial and
                                                               consumer products. Director of Choice Hotels
                                                               International, Project HOPE, Allianz of
                                                               North America, Manor Care, Inc., Cardinal
                                                               Health, Inc., Coherent Inc., Steris Corp.,
                                                               and Medwave Inc.

Serving a term ending in 1999:

John F. White........................   53        1985         Chairman, President and Chief Executive
                                                               Officer of the Company since 1985.
                                                               Previously, President of the Company's
                                                               predecessor.

James L. Peterson....................   54        1985         Since May 1994, President, International
                                                               Operations, and Vice Chairman of the Board
                                                               of Directors of the Company. From 1988 to
                                                               1994, Executive Vice President of the
                                                               Company. Previously, Vice President, with
                                                               responsibility for all international
                                                               activities of the Company and its
                                                               predecessor. Director of Tillotson
                                                               Healthcare, Inc.

Serving a term ending in 1998:

John R. Barr.........................   40        1996         Since October, 1995 President, North
                                                               American Operations of the Company. From
                                                               May, 1994 to October, 1995 Executive Vice
                                                               President of the Company. From April, 1992
                                                               to May, 1994 Senior Vice President,
                                                               Operations of the Company. From September,
                                                               1991 to April, 1992, Vice President,
                                                               Operations of the Company and from June,
                                                               1990 to February, 1991, Director of Customer
                                                               Service of the Company. Previously, Vice
                                                               President of the Systems Division of Baxter
                                                               International, Inc.

Yutaka Sakurada......................   64        1991         Since April, 1995, Senior Vice President of
                                                               the Company and President of Haemonetics
                                                               Japan. From October, 1991, Vice President of
                                                               the Company and President of Haemonetics
                                                               Japan. Previously, from 1989 to 1991,
                                                               Managing Director, Kuraray Plastics Co.,
                                                               Ltd., a diversified synthetic fiber
                                                               manufacturer and a distributor of the
                                                               Company's products. From 1988 to 1996, Vice
                                                               Chairman, Japanese society for biomaterials.

Donna C.E. Williamson................   44        1993         Since 1996, independent consultant. From
                                                               1993 to 1996 Corporate Senior Vice President
                                                               of Caremark International, Inc., a leading
                                                               provider of diversified health care services
                                                               throughout the United States and in other
                                                               countries. Previously, Corporate Vice
                                                               President at Caremark International since
                                                               1992 and Corporate Vice President at Baxter
                                                               International from 1983 to 1992 responsible
                                                               for strategy and business development and
                                                               health cost management businesses. Director
                                                               of A.G. Edwards, Inc.


                 INFORMATION CONCERNING THE BOARD OF DIRECTORS
                           AND DIRECTOR COMPENSATION

      During the last fiscal year, there were four meetings of the Board of Directors of the Company. All of the Directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by Committees of the Board of Directors on which they served. The Board of Directors does not have a Nominating Committee. The Directors of the Company who are not employees of the Company receive an annual fee of $20,000. In addition to this fee, each outside director was granted, during the last fiscal year, an option to purchase up to 6,000 shares of Common Stock of the Company.

      The Board of Directors has a Compensation Committee composed of the independent directors who are not employees of the Company. The members of the Compensation Committee during the last fiscal year were Sir Stuart Burgess, Jerry E. Robertson and Donna C.E. Williamson. The Compensation Committee determines the compensation to be paid to the key officers of the Company and administers the Company's 1990 Stock Option Plan and its 1992 Long-term Incentive Plan. The Committee met four times during the past fiscal year and on other occasions took action by written consent.

      The Board of Directors also has an Audit Committee, presently comprised of Sir Stuart Burgess, Jerry E. Robertson and Donna C.E. Williamson, which reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditor's fee for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. During the last fiscal year, there were four meetings of the Audit Committee.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of March 29, 1997, certain information with respect to beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own beneficially more than five percent of the Company's Common Stock; (ii) each of the Company's directors and each of the executive officers named in the Summary Compensation Table elsewhere in this Proxy Statement; and (iii) all directors and executive officers as a group.

                                                      Title          Amount & Nature       Percent
            Name of Beneficial Owner                of Class      Beneficial Ownership    Of Class
            ------------------------               ------------   --------------------    ---------

John F. White(l)................................   Common Stock          1,693,718           6.33%
James L. Peterson(2)............................   Common Stock          1,405,997           5.25%
John R. Barr(3).................................   Common Stock            153,596            .57%
Michael P. Mathews(4)...........................   Common Stock            100,625            .38%
Brigid A. Makes(5)..............................   Common Stock             31,084            .12%
Yutaka Sakurada(6)..............................   Common Stock             95,501            .36%
Sir Stuart Burgess(7)...........................   Common Stock             19,000            .07%
Jerry E. Robertson(8)...........................   Common Stock             35,000            .13%
Donna C.E. Williamson(9)........................   Common Stock             10,300            .04%
Wellington Management(10).......................   Common Stock          3,810,360          14.24%
State of Wisconsin Investment Board(11).........   Common Stock          2,618,900           9.79%
Fidelity(12)....................................   Common Stock          1,490,000           5.57%
All executive officers and directors as a group
 (9 persons)(13)................................   Common Stock          3,544,821          13.25%

--------------------
<F1>   Does not include 10,877 shares held by the White Foundation and 6,937 shares held by the White Family Trusts. Mr. White disclaims beneficial ownership of such shares. Includes 134,647 shares which Mr. White has the right to acquire upon exercise of options currently exercisable or exercisable within 60 days of March 29, 1997.

<F2>   Does not include 48,150 shares held in trust for the benefit of Mr.
       Peterson's children, 8,300 shares held by the Peterson Foundation and 21,000 shares held in trust for the benefit of Mr. Peterson's parents. Mr. Peterson disclaims beneficial ownership of such shares. Includes 134,647 shares which Mr. Peterson has the right to acquire upon exercise of options currently exercisable or exercisable within 60 days of March 29, 1997.

<F3>   Includes 131,703 shares which Mr. Barr has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of March 29, 1997.

<F4>   Includes 52,932 shares which Mr. Mathews has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of March 29, 1997.

<F5>   Includes 28,097 shares which Ms. Makes has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of March 29, 1997.

<F6>   Includes 94,525 shares which Mr. Sakurada has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of March 29, 1997.

<F7>   Includes 17,000 shares which Sir Stuart has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of March 29, 1997.

<F8>   Includes 15,000 shares which Mr. Robertson has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of March 29, 1997.

<F9>   Includes 9,000 shares which Ms. Williamson has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of March 29, 1997.

<F10>  This information has been derived from a Schedule 13G filed with the
       Securities and Exchange Commission as of February 13, 1997. The reporting entity's address is 75 State Street, Boston, MA 02109.

<F11>  This information has been derived from a Schedule 13G filed with the
       Securities and Exchange Commission as of February 3, 1997. The reporting entity's address is 121 East Wilson Street Madison, WI 53707.

<F12>  This information has been derived from a Schedule 13G filed with the
       Securities and Exchange Commission as of February 11,1997. The reporting entity's address is 82 Devonshire Street, Boston, MA 02109.

<F13>  Includes 617,551 shares which executive officers and directors have the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of March 29, 1997.

            COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's directors and executive officers and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission and the New York Stock Exchange reports concerning their ownership of the Company's Common Stock and changes in such ownership. Copies of such reports are required to be furnished to the Company. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company during or with respect to the Company's most recent fiscal year, all
Section 16(a) filing requirements applicable to persons who were, during the most recent fiscal year, officers or directors of the Company or greater than 10% beneficial owners of its Common Stock were complied with.


                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

      The Company's executive compensation program is intended to attract and retain talented executives and to motivate them to achieve the Company's business goals. The program utilizes a combination of salary, stock options and cash bonuses awarded based on the achievement of corporate performance objectives. The compensation received by its executive officers is thereby linked to the Company's performance. Within this overall policy, compensation packages for individual executive officers are intended to reflect the responsibilities of their position and their past achievements with the Company, as well as the Company's performance.

      The Compensation Committee is comprised of independent directors who are not employees of the Company. In its deliberations, the Committee takes into account the recommendations of appropriate Company officials. The Compensation Committee's determinations with respect to compensation for the fiscal year ended March 29, 1997 were made early in the fiscal year.

      In arriving at the base salaries paid to the Company's executive officers for the year ended March 29, 1997, the Committee considered their individual contributions to the performance of the Company and of their particular business units during the fiscal year ended March 30, 1996, their levels of responsibility, salary increases awarded in the past, the executive's experience and potential, and the level of compensation necessary, in the overall competitive environment, to retain talented individuals. All of these factors were collectively taken into account by the Committee in making a subjective assessment as to the appropriate base salary for each of the Company's executive officers, and no particular weight was assigned to any one factor. The Committee met in April 1997 regarding base salaries to be paid to the Company's executive officers and to members of the Management Committee for the 1998 fiscal year and determined that in light of the Company's performance during the fiscal year ended March 29, 1997, base salaries would not be increased in the current, 1998 fiscal year.

      The Company has a bonus program which is tied to the achievement by the Company of predetermined goals relating to revenue and net earnings after taxes. Under the program, increases in revenue or net earnings after taxes beyond the required thresholds would result in payment of bonuses. Bonuses are determined after the close of the fiscal year. No bonuses were awarded to executive officers for the year ended March 29, 1997 because the predetermined goals were not achieved.

      The Company's stock option program is intended to provide additional incentive to build shareholder value, to reward long-term corporate performance and to promote employee loyalty through stock ownership. Information with respect to stock options held by executive officers (including options granted during the year ended March 29, 1997) is included in the tables following this report. In determining the number of options granted to executive officers during the last fiscal year, the Committee made a subjective assessment of the past and potential contributions of particular executive officers to the financial and operational performance of the business unit directed by the executive, and of such officer's potential for advancement. The Committee, in arriving at the number of options to be granted to particular executive officers, was aware of whether or not such officers had been granted options in the past. The vesting of options granted is not dependent upon the achievement of predetermined performance goals. Nevertheless, the amount realized by a recipient from an option grant will depend on the future appreciation in the price of the Company's Common Stock.

      In 1993 the Internal Revenue Code was amended to limit the deduction a public company is permitted for compensation paid in 1994 and thereafter to the chief executive officer and to the four most highly compensated executive officers, other than the chief executive officer. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. In order to qualify as performance-based compensation under the new tax law, certain requirements must be met, including approval of the performance measures by the stockholders. In its deliberations, the Committee considers ways to maximize deductibility of executive compensation, but nonetheless retains the discretion to compensate executive officers at levels the Committee considers commensurate with their responsibilities and achievements.

Compensation of John F. White, Chairman, President and Chief Executive Officer

      In May 1996, the Committee established the compensation of John F. White, the President, Chief Executive Officer and Chairman of the Board of Directors of the Company for the fiscal year ended March 29, 1997 using the same criteria that were used to determine the compensation of other executive officers as described above. Mr. White's salary was increased approximately 6.4% in general recognition of his individual contribution to the performance of the Company during the fiscal year ended March 30, 1996 and his level of responsibility. In light of the Company's performance for the fiscal year ended March 29, 1997, the Committee, at its April 1997 meeting, decided no salary increase would be given to Mr. White during the current, 1998 fiscal year. During the year ended March 29, 1997, the Committee granted Mr. White options for the purchase of 35,000 shares of the Company's Common Stock at an exercise price of $18.00 per share. The options are exercisable commencing one year from the date of grant and vest at the rate of 25% per year over the four years following the grant. The options expire on April 22, 2006. In determining the number of shares subject to the options granted to Mr. White during the fiscal year ended March 29, 1997, the Committee considered his past and potential contributions to the Company's performance, the options previously granted to him, as well as the potential appreciation in the market price of the Company's Common Stock over the term of the options. The Committee views the determination as to the size of stock option grants to executive officers, including Mr. White, to be an exercise of subjective judgment by the Committee. In exercising such judgment, the Committee took into account the factors mentioned above, but did not assign relative weights to any of such factors.

                                        COMPENSATION COMMITTEE

                                        Sir Stuart Burgess
                                        Jerry E. Robertson
                                        Donna C.E. Williamson


                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

      During the fiscal year ended March 29, 1997 the members of the Compensation Committee were Sir Stuart Burgess, Jerry E. Robertson and Donna C.E. Williamson. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal 1997.


                             EXECUTIVE COMPENSATION

      The following table sets forth all compensation awarded to, or earned by or paid to the Company's Chief Executive Officer and each of the Company's executive officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 for all services rendered as executive officers to the Company and its subsidiaries for the Company's fiscal years ended March 29, 1997, March 30, 1996 and April 1, 1995.

Summary Compensation Table

                                                                                          Long-Term
                                                                                         Compensation
                                                      Annual Compensation                   Awards
                                          --------------------------------------------   ------------
                                                                          Other
                                                                          Annual            Stock          All Other
 Name and Principal Position      Year     Salary(l)    Bonus(l)       Compensation        Options      Compensation(2)
 ---------------------------      ----    -----------   --------     -----------------   ------------   ---------------

John F. White.................    1997    $397,404         --        $ 20,938(3)           35,000               --
 Chairman, President & CEO        1996    $373,558         --        $ 27,244(3)           15,000           $1,800
                                  1995    $358,558         --        $ 22,863(3)           25,113               --

James L. Peterson.............    1997    $420,120(4)      --        $ 74,721(3)(4)(5)     35,000               --
 President, International         1996    $445,203(4)      --        $104,398(3)(4)(5)     15,000               --
 Operations                       1995    $374,876(4)      --        $129,617(3)(4)(5)     25,113               --

John R. Barr..................    1997    $334,029         --        $ 24,788(3)           30,000           $1,000
 President, North American        1996    $297,596         --        $ 27,993(3)           50,000           $2,800
 Operations                       1995    $256,635         --        $  9,691(3)           41,854           $1,000

Michael P. Mathews............    1997    $219,033         --        $182,019(3)(5)        25,350           $1,000
 Executive Vice President
 Quality Assurance

Brigid A. Makes...............    1997    $177,923         --        $  8,534(3)           14,500           $1,000
 Vice President of Finance        1996    $145,968      $24,000      $  9,481(3)           11,500           $2,800

--------------------
<F1>  Salary and bonus amounts are presented in the year earned. The payment of such amounts may have occurred in other years.

<F2>  No  contribution  was made by the  Company  with  respect to the Savings
      Plus Plan in 1997.  Includes $1,800 paid by the Company with respect to the Savings Plus Plan in 1996 for Mr.  White,  Mr. Barr and Ms. Makes.
      Also includes  contributions  by the Company under its 401(k) plan in the amount of $1,000 for Mr.  Barr in 1997,  1996 and 1995 and in the  amount of $1,000 in 1997 and 1996 for Ms.  Makes and $1,000 in 1997 for Mr. Mathews.

<F3>  Includes the  following  amounts paid by the Company  with respect to vacation hours: (i) accrued in 1997 but not used: for Mr. White $3,096, Mr. Barr $11,099, and Mr. Mathews $13,383, (ii) accrued in 1996 but not used: for Mr. White $9,402, Mr. Barr $12,147 and Ms. Makes $2,958, and
      (iii) accrued in 1995 but not used: for Mr. White $5,021. Additionally, includes the following amounts paid by the Company with respect to company-owned vehicles or auto allowances: (i) in 1997: for Mr. White $15,250, Mr. Peterson $20,209, Mr. Barr $10,507, and Ms. Makes $7,887, (ii) in 1996: for Mr. White $15,520, Mr. Peterson $22,241,
      Mr. Barr $10,713 and Ms. Makes $6,000, and (iii) in 1995: Mr. White $15,520, Mr. Peterson $19,447, and Mr. Barr $6,306.

<F4>  All amounts are translated into U.S. dollars at the average rate of exchange during that year.

<F5>  Includes the following amounts for additional payments relating to overseas assignment; for 1997, Mr. Peterson $54,512 and Mr. Mathews $164,788, for 1996, Mr. Peterson $56,431, for 1995, Mr. Peterson $67,588.

Option Grants in Fiscal Year Ended March 29, 1997

      The following table provides information on option grants to the executive officers of the Company listed in the Summary Compensation Table above during the fiscal year ended March 29, 1997. Pursuant to applicable regulations of the Securities and Exchange Commission, the table also sets forth the hypothetical value which might be realized with respect to such options based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date of grant to the end of the option term.

                                             Individual Grants
                           ------------------------------------------------------     Potential Realizable
                                         Percentage of                                  Value at Assumed
                           Number of     Total Options                               Annual Rates of Stock
                           Securities     Granted to      Exercise                     Price Appreciation
                           Underlying      Employees       or Base                     for Option Term(2)
                            Options      in the Fiscal      Price      Expiration    ----------------------
                           Granted(1)      Year 1997      Per Share       Date          5%          10%
                           ----------    -------------    ---------    ----------    --------    ----------

John F. White                35,000          6.17          $18.000      4/22/06      $396,204    $1,004,058
James L. Peterson            35,000          6.17          $18.000      4/22/06      $396,204    $1,004,058
John R. Barr                 30,000          5.29          $18.000      4/22/06      $339,603    $  860,621
Michael P. Mathews           25,350          4.47          $18.000      4/22/06      $286,965    $  727,225
Brigid A. Makes              14,500          2.56          $18.000      4/22/06      $164,141    $  415,967

--------------------
<F1>  Options are exercisable upon completion of one full year of employment following the grant date (except in the case of death or retirement) and vest at the rate of 25% per year over the four years following the grant.

<F2>  These values are based on assumed rates of appreciation only.  Actual gains, if any, on shares acquired on option exercises are dependent on the future performance of the Company's Common Stock. There can be no assurance that the values reflected in this table will be achieved. On May 22, 1997 the closing price of the Company's Common Stock on the New York Stock Exchange was $16 7/8.


Aggregated Option Exercises in Fiscal Year
Ended March 29, 1997 and Option Values at March 29, 1997

      The following table provides information on the value of unexercised options held by the executive officers listed in the Summary Compensation Table above at March 29, 1997.

                                                        Number of Unexercised            Value of Unexercised
                            Shares                    Options at March 29, 1997      Options at March 29, 1997(1)
                           Acquired       Value      ----------------------------    ----------------------------
                          on Exercise    Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
                          -----------    --------    -----------    -------------    -----------    -------------

John F. White                    0       $      0      110,665         67,761          $22,329        $ 38,736
James L. Peterson                0       $      0      110,665         67,761          $22,329        $ 38,736
John R. Barr                 7,100       $ 90,135       98,348         97,569          $50,886        $105,575
Michael P. Mathews          40,500       $443,273       36,302         52,121          $20,169        $ 44,167
Brigid A. Makes                  0       $      0       18,689         28,941          $10,580        $ 23,160

--------------------
<F1>  Value of unexercised stock options represents difference between the exercise prices of the stock options and the closing price of the Company's Common Stock on the New York Stock Exchange on March 27, 1997.


                         COMPARATIVE PERFORMANCE GRAPH

      The following graph compares the cumulative total return for the five year period commencing March 31, 1992 through March 29, 1997 among the Company, the S&P 500 Index and the S&P Medical Products and Supplies Index. The graph assumes one hundred dollars invested on March 31, 1992 in the Company's Common Stock, the S&P 500 index and the S&P Medical Products and Supplies Index and also assumes reinvestment of dividends.


                                      3/31/92    3/31/93    3/31/94    3/31/95    3/31/96    3/31/97
                                      -------    -------    -------    -------    -------    -------

Haemonetics Corporation                $100        189        157        114        131        140
S&P 500                                $100        115        117        135        179        214
S&P Medical Products & Supplies        $100         88         74        108        160        176


           APPROVAL OF AMENDMENT OF THE 1992 LONG-TERM INCENTIVE PLAN

      There will be presented at the meeting a proposal to approve an amendment of the Haemonetics Corporation 1992 Long-Term Incentive Plan (the "Plan"), which was originally adopted by the Board of Directors on August 20, 1992 and approved by the stockholders on July 23, 1993. The amendment provides that the maximum number of shares of the Company's Common Stock with respect to which an option or award may be granted under the Plan to any employee in any one taxable year of the Company shall not exceed 250,000 shares (in the aggregate for all such options or awards taken together), taking into account shares subject to options and awards granted and terminated, or repriced, during such taxable year. The amendment is intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which requires, among other things, that the Plan contain a per employee per year limitation on the number of options or awards which can be granted in order that any compensation element associated with the option or award not be counted when determining the $1 million per year limitation on the tax deductibility of compensation to certain employees under such section of the Code.

      The Board of Directors adopted the amendment on April 18, 1997, subject to stockholder approval thereof. The Board of Directors recommends that the stockholders approve such amendment. The affirmative vote of the holders of at least a majority of the Common Stock of the Company voting in person or by proxy at the meeting will be required for the approval of the amendment.

      Set forth below is a summary of the principal provisions of the Plan, a copy of which may be obtained from the Clerk of the Company upon request.

      Purpose. The Plan is intended to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract and retain competent employees and to encourage ownership of the Company's stock by employees, consultants and advisers of the Company and its subsidiaries upon whose efforts and initiative the growth and success of the Company depends. The Plan permits the grant of stock options, which may be either incentive stock options meeting the requirements of Section 422 of the Code or nonqualified options which are not intended to meet the requirements of the Code, and stock awards. Shares issued under the Plan may be authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury.

      Number of Shares. The maximum number of shares of the Company's Common Stock subject to the Plan was 2,853,464 shares of Common Stock on March 29, 1997, and of that number 104,055 shares of Common Stock had previously been issued under the Plan, 1,921,031 shares were subject to outstanding options and 828,378 shares were available for grants of stock options and stock awards in the future. In addition, the Plan provides that for each fiscal year of the Company thereafter, the number of shares of Common Stock available for grants of stock options and stock awards thereunder shall be increased cumulatively by 2% of the total number of issued and outstanding shares of the Company's Common Stock (including shares held in the treasury) as of the first day of each such fiscal year. Nevertheless, grants of incentive stock options under the Plan are limited to a maximum cumulative amount of 1,710,000 shares, of which no shares have been previously granted. The maximum number of shares available for grants is subject to adjustment for capital changes.

      Awards granted under the Plan reduce the number of shares of Common Stock available for grant under the Plan by two shares for every share which is the subject of an award. To the extent that any option or stock award lapses, terminates, expires, or otherwise is canceled without the issuance of shares of Common Stock or any stock award is settled in cash, the shares of Common Stock covered by such grants are again available for the granting of stock options or stock awards. If any such stock option is exercised through the full or partial payment of shares of Common Stock owned by the optionee, shares equal in number to those tendered by the optionee are added to the maximum number of shares available for future grants under the Plan. The payment of stock dividends and dividend equivalents settled in Common Stock in connection with outstanding awards is not counted against the shares available for issuance under the Plan.

      It is not possible to state the employees who will receive stock options or awards under the Plan in the future, nor the amount of options or awards which will be granted thereunder. Reference is made to the section entitled "Executive Compensation" in this Proxy Statement for information concerning options granted to and exercised by the named executive officers during the most recent fiscal year and options outstanding at March 29, 1997.

      Administration. The Plan is administered by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors. The present members of the Committee are Sir Stuart Burgess, Jerry E. Robertson and Donna C.E. Williamson.

      Termination and Amendment. Unless sooner terminated, the Plan shall terminate 10 years from August 20, 1992, the date upon which it was originally adopted by the Board of Directors. The Board of Directors may at any time terminate the Plan or make such modification or amendment as it deems advisable; provided however that the Board of Directors may not, without stockholder approval, increase the maximum number of shares for which options or awards may be granted under the Plan or change the designation of the class of persons eligible to receive options or awards or make any other change in the Plan which requires stockholder approval under applicable law or regulations. The Committee may terminate, amend or modify any outstanding option or award without the consent of the option or award holder, provided however that, without the consent of the optionee, the Committee shall not change the number of shares subject to an option, nor the exercise price thereof, nor extend the term of such option.

      Eligibility to Participate. The Plan provides that options designated as incentive stock options may be granted only to officers and employees of the Company or any subsidiary. Options designated as nonqualified options may be granted to officers, employees, consultants and advisors of the Company or any of its subsidiaries (except for directors who are not otherwise employees of the Company or a subsidiary). Stock awards under the Plan may be granted only to employees of the Company and its subsidiaries. In determining a person's eligibility to be granted an option or stock award, and the number of shares to be optioned or awarded to any person, the Committee takes into account the person's position and responsibilities, the nature and value to the Company or its subsidiaries of such person's service and accomplishments, such person's present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee deems relevant.

      Terms and Provisions of Options. Options granted under the Plan are exercisable at such times and during such period as is set forth in the option agreement, but no incentive stock option granted under the Plan can have a term in excess of 10 years from the date of grant. The option agreement may contain such provisions and conditions (including pre-established performance objectives) as may be determined by the Committee. The option exercise price for incentive stock options granted under the Plan must be equal to the fair market value of the Company's Common Stock at the time the option is granted. The option exercise price for non-qualified options granted under the Plan is determined by the Committee, but in no event shall such option price be less than 50% of the fair market value of the Common Stock at the time the option is granted, as determined by the Committee. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or any combination thereof, provided however that payment of the exercise price by delivery of shares of Common Stock of the Company owned by the optionee may be made only under such circumstances and on such terms as may from time to time be established by the Committee.

      Stock awards made under the Plan may be made in either stock or denominated in stock subject to final settlement in cash or stock. Each stock award granted shall be subject to such terms and conditions as the Committee in its sole discretion shall determine and establish. These may include, but are not limited to, requiring forfeiture of the stock award because of termination of employment or failure to achieve specific objectives such as measures of individual, business unit or Company performance, including stock price appreciation. The Committee may provide that a stock award earn dividends or dividend equivalents, which may be paid currently or may be deferred in payment, including reinvestment in additional shares covered by the applicable stock award, all on such terms and conditions as the Committee shall deem appropriate. The recipient of a stock award must execute an award agreement in such form as the Committee determines. The award agreement may require that for any or some of the shares issued, the awardee must pay a minimum consideration, whether in cash, property or services, as may be required by applicable law or the Committee. A stock award may be granted singly or in combination or in tandem with another stock award or stock option. A stock award may also be granted as the payment form in settlement of a grant or right under any other employee benefit or compensation plan, including the plan of an acquired entity.

      The right of any optionee to exercise an option granted under the Plan is not assignable or transferable by such optionee otherwise by will or the laws of descent and distribution or (solely with respect to non-qualified stock options) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and any such option shall be exercisable during the lifetime of such optionee only by him or her. No award granted to any person under the Plan is assignable or transferable otherwise than by will or the laws of descent and distribution.

      Recapitalizations, Reorganizations, Change and Control. The Plan provides that the number and kind of shares as to which options, performance awards and other stock awards may be granted thereunder and as to which outstanding options or awards or portions thereof then unexercised shall be exercisable shall be adjusted to prevent dilution in the event of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock. In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any sale or conveyance to another entity of all or substantially all of the property and assets of the Company or a Change in Control as defined in the Plan, the purchaser of the Company's assets or stock may deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind, which consideration shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise has been made prior to such sale, conveyance or Change in Control, less the option price therefor.

      The Committee shall also have the power to accelerate the exercisability of any options, notwithstanding any limitations in the Plan or in the option agreement, upon such a sale, conveyance or Change in Control. To the extent permitted by law, upon such a sale, conveyance or Change in Control the Committee may, in its sole discretion, amend any award agreement issued under the Plan in such manner as it deems appropriate, including without limitation, by amendments that advance the dates upon which any or all outstanding awards shall become free of restrictions or shall become issued or payable, or that advance the dates upon which any or all outstanding awards shall terminate. Change of Control is defined in the Plan as having occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than 35% of the then outstanding Common Stock of the Company, shall acquire such additional shares of the Company's Common Stock in one or more transactions or series of transactions such that following such transaction or transactions, such person or group and affiliates beneficially own 35% or more of the Company's Common Stock outstanding.

      Upon dissolution or liquidation of the Company, all options granted under the Plan shall terminate, but each optionee shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable. The Committee shall have the right to accelerate the vesting of any award or take such other action with respect thereto as the Committee shall in its sole discretion determine in the event of any contemplated dissolution or liquidation of the Company.

      In the case of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation or other similar transaction, to which Section 424(a) of the Code applies, the Committee may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the outstanding options, or substitution of new options for the outstanding option, in conformity with the provisions of such
Section 424(a) of the Code and the Regulations thereunder, and any such action shall not reduce the number of shares otherwise available for issuance under the Plan. Similarly, the Committee may make similar adjustments or substitutions for outstanding awards.

      The high and low sale prices of the Company's Common Stock on the New York Stock Exchange on May 22, 1997 were $17 1/8 and $16 7/8, respectively.

Tax Effects of Plan Participation

      Options granted under the Plan are intended to be either incentive stock options, as defined in Section 422 of the Code or nonqualified options.

      Incentive Stock Options. Except as provided below with respect to the alternative minimum tax, the optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. If the optionee holds the shares received pursuant to the exercise of the option for at least one year after the date of transfer of the stock and for at least two years after the date the option is granted, the optionee will recognize long-term capital gain or loss upon the disposition of the stock measured by the difference between the option exercise price (the stock's basis) and the amount received for such shares upon disposition.

      In the event that the optionee disposes of the stock prior to the expiration of the required holding periods (a "disqualifying disposition"), the optionee generally will realize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The basis in the stock acquired upon exercise of the option will equal the amount of income recognized by the optionee plus the option exercise price. Upon eventual disposition of the stock, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of the stock and the difference between the amount realized by the optionee upon disposition of the stock and the optionee's basis in the stock.

      For alternative minimum tax purposes, generally, the excess of the fair market value of stock on the date of the exercise of the incentive stock option over the exercise price of the option is included in alternative minimum taxable income. If the alternative minimum tax applies to the optionee, an alternative minimum tax credit may reduce the regular tax upon eventual disposition of the stock.

      The Company will not be allowed an income tax deduction upon the grant or exercise of an incentive stock option. Upon a disqualifying disposition by the optionee of shares acquired upon exercise of the incentive stock option, the Company will be allowed a deduction in an amount equal to the ordinary income recognized by the optionee.

      Under proposed regulations issued by the Internal Revenue Service, the exercise of an option with previously acquired stock of the Company will be treated as, in effect, two separate transactions. Pursuant to Section 1036 of the Code, the first transaction will be a tax-free exchange of the previously acquired shares for the same number of new shares. The new shares will retain the basis and, except as provided below, the holding periods of the previously acquired shares. The second transaction will be the issuance of additional new shares having a value equal to the difference between the aggregate fair market value of all the new shares being acquired and the aggregate option exercise price for those shares. Because the exercise of an incentive stock option does not result in the recognition by the optionee of income, this issuance also will be tax-free (unless the alternative minimum tax applies, as described above). The optionee's basis in these additional shares will be zero and the optionee's holding period for these shares will commence on the date on which the shares are transferred. For purposes of the one and two-year holding period requirements which must be met for favorable incentive stock option tax treatment to apply, the holding periods of previously acquired shares are disregarded.

      Nonqualified Stock Options. No income is recognized by the optionee on the grant of a nonqualified stock option. On the exercise by an optionee of a nonqualified option, generally the excess of the fair market value of the stock when the option is exercised over its cost to the optionee will be (a) taxable to the optionee as ordinary income and (b) generally deductible for income tax purposes by the Company. The optionee's tax basis in the stock will equal the optionee's cost for the stock plus the amount of ordinary income the optionee had to recognize with respect to the nonqualified stock option.

      The Internal Revenue Service will treat the exercise of a nonqualified stock option with already owned stock of the Company as two transactions. First, there will be a tax-free exchange of the old shares for a like number of shares under Section 1036 of the Code, with such exchanged shares retaining the basis and holding periods of the old shares. Second, there will be an issuance of additional new shares having a value equal to the difference between the fair market value of all the new shares being acquired (including the exchanged shares and the additional new shares) and the aggregate option price for those shares. The employee will recognize ordinary income under Section 83 of the Code, in an amount equal to the fair market value of the additional new shares (i.e., the spread on the option). The additional new shares will have a basis equal to the fair market value of the additional new shares.

      Upon a subsequent disposition of stock acquired upon the exercise of a nonqualified stock option, the optionee will recognize short-term or long-term capital gain or loss, depending upon the holding period of the stock, equal to the difference between the amount realized upon disposition of the stock by the optionee and the optionee's basis in the stock.

      For all options, different tax rules may apply if the optionee is subject to Section 16 of the Securities Exchange Act of 1934.


       RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors recommends that the stockholders ratify the selection of Arthur Andersen LLP as independent public accountants to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending March 28, 1998. A representative of Arthur Andersen, LLP is expected to be present at the meeting to respond to appropriate questions.


                             STOCKHOLDER PROPOSALS

      Any proposal submitted for inclusion in the Company's Proxy Statement and form of proxy relating to the 1998 Annual Meeting of Stockholders must be received at the Company's principal executive offices in Braintree, Massachusetts on or before February 6, 1998.


                                 OTHER MATTERS

      Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.


                                 VOTING PROXIES

      The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.


                                        By Order of the Board of Directors


                                        /s/ ALICIA R. LOPEZ
Braintree, Massachusetts                Alicia R. Lopez
June 6, 1997                            Clerk



[APPENDIX A]


                           HAEMONETICS CORPORATION
                        1992 Long-Term Incentive Plan
                         (As Amended April 18, 1997)


      1.   Purpose of the Plan.
           --------------------

      The purpose of the 1992 Long-Term Incentive Plan (the "Plan") of Haemonetics Corporation (the "Company") is to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract and retain competent employees and to encourage ownership of the Company's stock by employees, consultants and advisors of the Company and its subsidiaries upon whose efforts and initiative the growth and success of the Company depends.

      It is intended that the following may be granted under the Plan: (1) stock options ("stock options" or "options"), which may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") or non-qualified options which are not intended to meet the requirements of the Code; and (2) stock awards ("stock awards" or "awards".)

      2.   Stock Subject to the Plan.
           --------------------------

      (a) The initial maximum number of shares ("shares") of common stock, $.01 par value, of the Company ("Common Stock") available for stock options and stock awards granted under the Plan through the end of the Company's fiscal year ending in 1995 shall be 1,710,000 shares of Common Stock. In addition, for each fiscal year of the Company thereafter, during which the Plan is in effect, this number of shares of Common Stock available for grants of stock options and stock awards shall be increased cumulatively by 2% of the total number of issued and outstanding shares of Common Stock (including shares held in treasury) as of the first day of such fiscal year. Notwithstanding the foregoing, the maximum cumulative number of shares of Common Stock available for grants of incentive stock options under the Plan shall be 1,710,000. The maximum number of shares of Common Stock available for grants shall be subject to adjustment in accordance with Section 6 thereof. Shares issued under the Plan may be authorized but unissued shares of Common Stock or shares of Common Stock held in treasury.

      (b) Awards granted under this Plan shall reduce the number of shares of Common Stock available for grant under the Plan by two shares for every share which is the subject of such award. To the extent that any stock option or stock award shall lapse, terminate, expire or otherwise be cancelled without the issuance of shares of Common Stock or any stock award is settled in cash, the shares of Common Stock covered by such grants shall again be available for the granting of stock options or stock awards and the reduction in the number of shares of Common Stock available for grant under the Plan called for by the first sentence of this Subparagraph (b) shall be reversed with respect to the stock award which has so lapsed, terminated, expired or been cancelled. Further, if any stock option is exercised through the full or partial payment of shares of Common Stock owned by the optionee, shares equal in number to those tendered by the optionee shall be added to the maximum number of shares available for future grants under this Plan. The payment of stock dividends and dividend equivalents settled in Common Stock in connection with outstanding awards shall not be counted against the shares available for issuance under the Plan. The provisions of this Section 2(b) shall apply only to the extent permitted under rules promulgated by the Securities and Exchange Commission pursuant to Section 16 of the Securities Exchange Act of 1934 and in the event of any conflict with such rules, the requirements imposed by the Securities and Exchange Commission including those requirements which are a prerequisite for exemptive relief under said Section 16 shall control.

      (c) Common Stock issuable under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee.

      (d) The maximum number of shares of the Company's Common Stock with respect to which an option or award may be granted under the Plan to any employee in any one taxable year of the Company shall not exceed 250,000 shares (in the aggregate for all such options or awards taken together), taking into account shares subject to options and awards granted and terminated, or repriced, during such taxable year.

      3.   Administration of the Plan.
           ---------------------------

      The Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors, each of whom is a disinterested person as defined from time to time in Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The Board may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement or award granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member shall be liable for any action or determination made in good faith.

      4.   Options.
           --------

      (a) Options granted pursuant to the Plan shall be authorized by action of the Committee and may be designated as either incentive stock options meeting the requirements of the Code or non-qualified options which are not intended to meet the requirements of the Code, the designation to be in the sole discretion of the Committee. Options designated as incentive stock options that do not continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified options automatically without further action by the Committee on the date such failure to continue to meet the requirements of Section 422 of the Code occurs.

      (b) Options designated as incentive stock options may be granted only to officers and employees of the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in
Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations"). Options designated as non-qualified options may be granted to officers, employees, consultants and advisors of the Company or of any of its subsidiaries (except for directors who are not otherwise employees of the Company or a subsidiary.) In determining a person's eligibility to be granted an option, as well as in determining the number of shares to be optioned to any person, the Committee shall take into account the person's position and responsibilities, the nature and value to the Company or its subsidiaries of such person's service and accomplishments, such person's present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant.

      (c) No option designated as an incentive stock option shall be granted to any employee of the Company or any subsidiary if such employee owns, immediately prior to the grant of an option, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of
Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of subparagraph (e) below shall apply.

      (d) Each option shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan (including pre-established performance objectives) as may be determined by the Committee, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. The date of grant of an option shall be as determined by the Committee. More than one option may be granted to an optionee.

      (e) The Committee shall determine the option price or prices of shares of the Company's Common Stock for options designated as non-qualified stock options, but in no event shall the option price of a non-qualified stock option be less than 50% of the fair market value of such Common Stock at the time the option is granted, as determined by the Committee. The option price or prices of shares of the Company's Common Stock for incentive stock options shall be the fair market value of such Common Stock at the time the option is granted as determined by the Committee in accordance with the Regulations promulgated under Section 422 of the Code.

      (f) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options,
(ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionee may be made only under such circumstances and on such terms as may from time to time be established by the Committee. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Committee in accordance with subparagraph (e) above.

      (g) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (f) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made, as promptly as practicable, at the principal office of the Company to the person or persons exercising the option.

      (h) Each option granted under the Plan shall, subject to Section 6 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no incentive option granted under the Plan shall have a term in excess of ten (10) years from the date of grant.

      (i) The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, or (solely with respect to non-qualified stock options) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and any such option shall be exercisable during the lifetime of such optionee only by him or her. Any option granted under the Plan shall be null and void and without effect upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

      5.   Stock Awards.
           -------------

      (a) The Committee may grant, subject to the limitation on the number of shares of Common Stock available under Section 2 hereof, stock awards to employees of the Company and its subsidiaries. A stock award may be made in stock or denominated in stock subject to final settlement in cash or stock. Each stock award granted shall be subject to such terms and conditions as the Committee, in its sole discretion, shall determine and establish. These may include, but are not limited to, requiring forfeiture of the stock award because of termination of employment or failure to achieve specific objectives such as measures of individual, business unit or Company performance, including stock price appreciation. In determining a person's eligibility to be granted an award, as well as in determining the number of shares to be awarded to any person, the Committee shall take into account the person's position and responsibilities, the nature and value to the Company or its subsidiaries of such person's service and accomplishments, such person's present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant.

      (b) The Committee may provide that a stock award earn dividends or dividend equivalents, which may be paid currently or may be deferred in payment, including reinvestment in additional shares covered by the applicable stock award, all on such terms and conditions as the Committee shall deem appropriate.

      (c) The Committee shall require that for any stock award to be effective, the recipient of the award shall execute an Award Agreement at such time and in such form as the Committee shall determine. Any Award Agreement may require that for any or some of the shares issued, the awardee must pay a minimum consideration, whether in cash, property or services, as may be required by applicable law or the Committee, as the Committee shall determine.

      (d) A stock award may be granted singly or in combination or in tandem with another stock award or stock option. A stock award may also be granted as the payment form in settlement of a grant or right under any other Company employee benefit or compensation plan, including the plan of an acquired entity.

      (e) Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to receive stock awards pursuant to the Plan.

      (f) No award granted to any person under the Plan shall be assignable or transferable otherwise than by will or the laws of descent and distribution. Any award granted under the Plan shall be null and void and without effect upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such award.

      6.   Recapitalizations, Reorganizations and the Like.
           ------------------------------------------------

      (a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options, performance awards or other stock awards may be granted under the Plan and as to which outstanding options or awards or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee or award recipient shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

      (b) In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or
(ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration by the optionee, his or her option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the optionee would have received if the option had been exercised shall be determined in good faith by the Committee, and in the case of shares of the Common Stock of the Company, in accordance with the provisions of Section 4(e) hereof. The Committee shall also have the power and right to accelerate the exercisability of any options, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options. To the extent permitted by law, upon such a sale, conveyance or Change of Control the Committee may, in its sole discretion, amend any Award Agreement issued under the Plan in such manner as it deems appropriate, including without limitation, by amendments that advance the dates upon which any or all outstanding awards shall become free of restrictions or shall become issued or payable, or that advance the dates upon which any or all outstanding awards shall terminate. A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than thirty five percent (35%) of the then outstanding Common Stock of the Company, shall acquire such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own thirty five percent (35%) or more of the Company's Common Stock outstanding.

      (c) Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable. The Committee shall have the right to accelerate the vesting of any award or take such other action with respect thereto as the Committee shall in its sole discretion determine in the event of any contemplated dissolution or liquidation of the Company.

      (d) In the case of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation or other similar transaction, to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the outstanding options, or substitution of new options for the outstanding option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such action shall not reduce the number of shares otherwise available for issuance under the Plan. Similarly, the Committee may make similar adjustments or substitutions for outstanding awards.

      (e) No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such number shall be adjusted to the nearest smaller whole number of shares.

      7.   No Special Employment Rights.
           -----------------------------

      Nothing contained in the Plan or in any option or award granted under the Plan shall confer upon any option or award holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option or award holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

      8.   Withholding.
           ------------

      The Company's obligation to deliver shares upon settlement of an award or upon the exercise of any option granted under the Plan, or to make any cash payment in connection with an award, shall be subject to the option or award holder's satisfaction of all applicable Federal, state and local governmental tax withholding requirements. Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and local tax withholding requirements related to such payment. Whenever shares of Common Stock are to be delivered pursuant to an award or the exercise of an option under the Plan, the Company shall be entitled to require as a condition of delivery that the option or award holder remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and local governmental tax withholding requirements related thereto. With the approval of the Committee, which it shall have sole discretion to grant, and on such terms and conditions as the Committee may impose, the option or award holder may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. The Committee shall also have the right to require that shares be withheld from delivery to satisfy such condition.

      9.   Restrictions on Issue of Shares.
           --------------------------------

      (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares covered by an award or by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

            (i) The shares with respect to which such option has been exercised or as to which an award has been made are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

            (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

      (b) It is intended that all exercises of options and issuances of awards shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised or award granted, except as otherwise agreed to by the Company in writing.

      10.   Purchase for Investment; Rights of Holder on Subsequent
            -------------------------------------------------------
            Registration.
            -------------

      Unless the shares to be issued pursuant to an award or upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option or award unless the person who receives such award or exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant thereto for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any such shares, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each optionee or award recipient such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

      11.   Approval of Stockholders.
            -------------------------

      The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company voting in person or by proxy at a duly held stockholders' meeting, within twelve (12) months after the adoption of the Plan by the Board of Directors of the Company and shall take effect as of the date of adoption by the Board upon such approval. The Committee may grant options or awards under the Plan prior to such approval, but any such option or award shall be conditioned on such approval and, accordingly, no such option may be exercisable prior to such approval and no award shall be settled prior to such approval.

      12.   Termination and Amendment.
            --------------------------

      Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly adopted by the Board of Directors of the Company. The Board of Directors may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 12, the Board of Directors may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 11, increase the maximum number of shares for which options or awards may be granted or change the designation of the class of persons eligible to receive options or awards under the Plan, or make any other change in the Plan which requires stockholder approval under applicable law or regulations, including any approval requirement which is a prerequisite for exemptive relief under
Section 16 of the Securities Exchange Act of 1934. The Committee may terminate, amend or modify any outstanding option or award without the consent of the option or award holder, provided however that, except as provided in Section 6, without the consent of the optionee, the Committee shall not change the number of shares subject to an option, nor the exercise price thereof, nor extend the term of such option.

      13.   Limitation of Rights in the Option Shares.
            ------------------------------------------

      An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

      14.   Notices.
            --------

      Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: General Counsel, and, if to an optionee or award recipient, to the address as appearing on the records of the Company.

      15. Compliance with Rule 16b-3. It is intended that the provisions of the Plan and any option or award made thereunder to a person subject to the reporting requirements of Section 16(a) of the Act shall comply in all respects with the terms and conditions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"), or any successor provisions. Any agreement granting options or awards shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such Rule, such provision shall be deemed to be modified so as to be in compliance with such Rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to a recipient subject to Section 16(a) of the Act.


[PROXY CARD]


                           HAEMONETICS CORPORATION
                    Proxy-Annual Meeting of Stockholders
                                July 18, 1997

      The undersigned hereby appoints John F. White and James L. Peterson or any one of them, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of Haemonetics Corporation to be held Friday, July 18, 1997 in Boston, Massachusetts and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned with all the power which the undersigned would possess if personally present, all of the stock of Haemonetics Corporation standing in the name of the undersigned, upon such business as may properly come before the meeting, including the following as set forth on the reverse side.

      PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                           HAEMONETICS CORPORATION

Dear Shareholder:

There are three actions to be considered at the annual meeting, July 18, 1997 that require your vote.

Your vote counts and you are strongly encouraged to exercise your right to vote.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then, please sign the card and return your card in the enclosed, paid envelope.

Your vote must be received by the annual meeting date of July 18, 1997 to be considered.

Thank you for your prompt attention to this matter.

Sincerely,



Haemonetics Corporation

[X] Please mark votes as in this example.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED WITH RESPECT TO SUCH STOCK IS HEREBY REVOKED. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT AND FOR PROPOSALS 2 AND 3.

1. ELECTION OF DIRECTORS:

Nominees: Sir Stuart Burgess, Jerry E. Robertson, Ph.D.
[ ] FOR BOTH NOMINEES    [ ] WITHHELD FROM BOTH NOMINEES

[ ]
    -----------------------------------------------------------------
(Instruction: To withhold authority from any individual nominee, write the nominee's name above.)

2. To approve an amendment to the Company's 1992 Long Term Incentive Plan, as described in the Company's Proxy Statement.
                 [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

3. To ratify the selection by the Board of Directors of Arthur Andersen & Company as independent public accountants for the current fiscal year.
                 [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

Please sign exactly as your name(s) appear on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                Date:        Signature:                Date:
          ----------------     --------          ----------------     --------